Tamboran Resources Corporation ARBN 672 879 024 Tower One, International Towers Suite 1, Level 39, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia +61 2 8330 6626 www.tamboran.com ` Tamboran completes acquisition of subsidiaries of Falcon Oil & Gas Ltd. Highlights • Tamboran Resources has completed the acquisition of Falcon Oil & Gas Ltd. (Falcon) via the acquisition of its subsidiaries following receipt of final court approval from the Supreme Court of British Columbia. • Completion of the transaction results in Tamboran holding ~2.8 million net prospective acres, representing the largest acreage position in the Beetaloo Basin depocenter. • Upon completion of the transaction, Tamboran issued 6,537,503 shares of Common Stock to eligible shareholders of Falcon. Tamboran now has 34,856,412 shares of Common Stock issued including equivalent CHESS Depositary Interests (CDIs) with a pro forma market capitalisation of approximately US$1.2 billion, based on the close of trading on the New York Stock Exchange (NYSE) on Wednesday May 27, 2026. Tamboran Resources Corporation Chief Executive Officer, Mr. Todd Abbott, said: “I would like to thank both Falcon and Tamboran shareholders for their strong support and approval of the transaction. This acquisition represents a logical consolidation between the two companies and provides the combined company with the largest acreage position in the Beetaloo Basin with approximately 2.8 million net prospective acres, which covers the majority of the Beetaloo depocenter. “Our focus now turns to the 2026 operating program, which is planned to be our most active year of operations in the Beetaloo Basin, including the drilling of at least four wells and stimulation of at least five. “Tamboran has commenced the three‑well stimulation program on the SS2 well pad, with the wells expected to be tied into the Sturt Plateau Compression Facility during the third quarter of 2026. First gas sales from the commissioning of the Pilot Project remain on track for 3Q 2026.” ANNOUNCEMENT May 28, 2026 Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

2 Final Order As required under the Final Order, a Falcon shareholder was deemed to have exercised the right to dissent the transaction. The shareholder is entitled to receive the greater of the cash consideration or the fair value of their shares in Falcon, as determined by the court. The shareholder will not become a shareholder of Tamboran as a result of the transaction. The cash consideration to the shareholder will be placed into an existing blocked account at a U.S. financial institution, in accordance with applicable sanctions laws. Tamboran and Falcon will be responsible for any fair value as determined by the court. Advisors Latham & Watkins LLP, Torys LLP, White & Case LLP and Lakatos, Köves and Partners (LKT) served as legal advisors to Tamboran. This announcement was approved and authorised for release by Mr. Todd Abbott, the Chief Executive Officer of Tamboran Resources Corporation. Investor enquiries: +61 2 8330 6626 Investors@tamboran.com Media enquiries: +61 2 8330 6626 Media@tamboran.com About Tamboran Resources Corporation Tamboran Resources Corporation (NYSE/ASX: TBN) is a growth-driven independent natural gas exploration and production company. Tamboran is focused on an integrated approach to the commercial development of the natural gas resources in the Beetaloo Basin located within the Northern Territory of Australia. Through its subsidiaries, Tamboran holds approximately 2.8 million net prospective acres and is the largest acreage holder in the Beetaloo Basin depocenter.

3 Figure 1: Tamboran acreage position across the Beetaloo Basin depocenter

4 Disclaimer Tamboran makes no representation, assurance or guarantee as to the accuracy or likelihood of fulfilment of any forward-looking statement or any outcomes expressed or implied in any forward-looking statement. The forward-looking statements in this report reflect expectations held at the date of this document. Except as required by applicable law or the ASX Listing Rules, Tamboran disclaims any obligation or undertaking to publicly update any forward-looking statements, or discussion of future financial prospects, whether as a result of new information or of future events. The information contained in this announcement does not take into account the investment objectives, financial situation or particular needs of any recipient and is not financial product advice. Before making an investment decision, recipients of this announcement should consider their own needs and situation and, if necessary, seek independent professional advice. To the maximum extent permitted by law, Tamboran and its officers, employees, agents and advisers give no warranty, representation or guarantee as to the accuracy, completeness or reliability of the information contained in this presentation. Further, none of Tamboran nor its officers, employees, agents or advisers accept, to the extent permitted by law, responsibility for any loss, claim, damages, costs or expenses arising out of, or in connection with, the information contained in this announcement. Forward-Looking Statements Certain statements in this news release concerning the transaction, including any statements regarding the results, effects, benefits and synergies of the transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Tamboran’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Tamboran’s plans and expectations with respect to the anticipated impact of the transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. It is possible that Tamboran’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: Tamboran’s ability to integrate Falcon's operations and assets in a successful manner and in the expected time period and the possibility that any of the anticipated benefits

5 and projected synergies of such acquisition will not be realized or will not be realized within the expected time period; our early stage of development with no material revenue expected until the second half of 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors are not necessarily all of the factors that could cause Tamboran’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward- looking statements. Other unknown or unpredictable factors also could harm Tamboran’s results. Additional factors that could cause results to differ materially from those described above can be found in Tamboran’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available from Tamboran’s website at www.tamboran.com under the “Investor Relations” tab, and in other documents Tamboran files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Tamboran does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-

6 looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.